UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 22, 2005

Center Financial Corporation

(Exact name of Registrant as specified in its charter)

Commission file number: 000-50050

California	52-2380548
(State of Incorporation)	(IRS Employer Identification No)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8: Item 8.01. Other Events

In connection with Center Bank’s litigation with Korea Export Insurance Corporation, the status of which has been most recently disclosed in the Company’s Form 10-Q for the quarter ended March 31, 2006, there had been an issue as to the extent of coverage provided by BancInsure, one of the Bank’s insurance companies. On June 22, 2006 the Bank settled its claims with BancInsure with respect to BancInsure’s obligations related to the KEIC litigation. Under the terms of the settlement, BancInsure has agreed to pay the Bank $3,750,000 not later than June 26, 2006. This amount is in addition to the amounts that it has already paid to the Bank. In addition, BancInsure has waived its rights of subrogation with respect to the KEIC litigation.

Section 9: Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	NA

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

Date: June 23, 2006	/s/ Patrick Hartman
Center Financial Corporation Patrick Hartman Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	NA